UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

26 West Mission Avenue #8 Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A is being filed to correct an inadvertent typographical error contained in the current report on Form 8-K filed by the Company on January 21, 2015. Except for correction of such error no other changes have been made to the Form 8-K filed on January 21, 2015

Item 4.01  Change  in Registrant’s Certifying Accountant

On January 15, 2015, HJ Associates & Consultants, L.L.P. (“HJ”) resigned as the independent registered public accounting firm for Solar3D, Inc.’s (the “Company”).

During the fiscal year ended December 30, 2013 and December 30, 2012, HJ’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 15, 2015, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On January 16, 2015 the Company provided HJ with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated January 20, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On January 16, 2015, the Company’s Board of Directors approved the engagement of Liggett, Vogt & Webb P.A. (“LVW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31 , 2015.

During the years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 16, 2015, the date of engagement of LVW, the Company did not consult with LVW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
16.1	Letter from HJ Associates & Consultants, L.L.P. dated January 20, 2015. (Previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: February 6 , 2015	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer